UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2002.

International Microcomputer Software, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-15949 (Commission File No.)	94-2862863 (IRS Employer Identification No.)

75 Rowland Way, Novato, CA (Address of Principal executive offices)		94945 (Zip Code)

Registrant’s telephone number, including area code: (415) 878-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. List of Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 5. Other Events.

     On 2/28/02, IMSI and Digital Creative Development Corporation (“DCDC”) terminated the Plan of Merger Agreement between them dated August 31, 2001 and entered into a new agreement pursuant to which DCDC will cancel a $3.6 million promissory note due from IMSI in exchange for 9 million shares of IMSI common stock and a payment from IMSI to DCDC of $250,000 over 15 months.

     IMSI also announced the resignation of 4 of its directors and the addition of two new directors.

     IMSI issued a press release reflecting these matters on March 4, 2002, which is incorporated by reference and is attached as Exhibit 10.1.

Item 7. List of Exhibits.

Exhibit
Number	Description

10.1	IMSI Press Release dated March 4, 2002.

10.2	Mutual Termination Agreement and Release.

10.3	Promissory Note Conversion and General Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

By:	/s/ Martin Wade, III

Martin Wade, III Director , Chief Executive Officer & Chief Financial Officer

Date: March 8, 2002.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	IMSI Press Release dated March 4, 2002 (incorporated by reference).
10.2	Mutual Termination Agreement and Release.
10.3	Promissory Note Conversion and General Release

3